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                                                                    EXHIBIT 10.8

                         REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT is entered into as of August 15, 1997, by and among BRIAZZ, INC., a Washington corporation with its principal offices at 1011 S.W. Klickitat Avenue, Building B - Suite 202, Seattle, Washington 98134 (the "Company"), and the parties listed on Schedule A hereto (the
                                                 ----------
"Investors").

                                   RECITALS
                                   --------

     Certain Investors own shares of the Company's Series A Convertible Preferred Stock (the "Series A Stock"), the Company's Series B Convertible Preferred Stock (the "Series B Stock") and/or the Company's Series C Convertible Preferred Stock (the "Series C Stock").

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.   Definitions.
     -----------

     For purposes of this Agreement:

     (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

     (b) The term "Registrable Securities" means (i) the common stock of the Company ("Common Stock") issuable or issued upon conversion of the Series A Stock, the Series B Stock and the Series C Stock and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Stock, Series B Stock, Series C Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned or assignable;

     (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

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     (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities who is a party to this Agreement as of the date hereof or who may be added as a party hereto pursuant to the terms of this Agreement, and any assignee thereof in accordance with Section 12;

     (e) The term "affiliate" shall mean with respect to any person, any other person which directly or indirectly, by itself or through one or more intermediaries, controls, or is controlled by, or is under direct or indirect common control with, such person;

     (f) The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise; and

     (g) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission (the "SEC") which similarly permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

2.   Request for Registration.
     ------------------------

     (a) If the Company shall receive, at any time after six (6) months following the effective date of the first registration statement for a public offering of securities of the Company to the general public (but not within six months after the effective date of a registration statement respecting securities of the Company), a written request from the Holders of at least one-third (1/3) in interest of the Series A Stock, Series B Stock or Series C Stock that the Company file a registration statement under the Act with respect to at least twenty-five percent (25%) of the Registrable Securities (or any lesser percentage if the aggregate offering price, net of underwriting discounts and commissions, is anticipated by the managing underwriter of such offering to exceed $5,000,000), then the Company shall, within ten (10) days of the receipt of such request, give written notice of such request to all Holders and shall, subject to the limitations of Section 2(b), use its best efforts to effect as soon as practicable the registration under the Act of all Registrable Securities which the Holders request to be registered in a written request to be given within twenty (20) days of the mailing of such notice by the Company.

     (b) The Holders initiating the registration request hereunder (the "Initiating Holders") must distribute the Registrable Securities covered by their request by means of a public offering underwritten by a recognized national or regional underwriter or underwriters designated by the Initiating Holders in their registration request hereunder and approved by the

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Company, which approval shall not be unreasonably withheld. The right of any
Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company as provided in Section 4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected in accordance with this Section 2(b). Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Initiating Holders in writing that factors relating to the pricing or marketing of the securities to be underwritten require a limitation of the number of securities to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and either (i) the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder (provided, however, that no Registrable
                                  -----------------
Securities shall be excluded from a registration requested pursuant to the terms hereof until all other securities of the Company whose holders have registration rights shall have first been excluded from such registration) or (ii) the Initiating Holders shall designate another underwriter or underwriters, which designation shall be subject to approval by the Company in accordance with this
Section 2(b). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

     (c) The Company is obligated to effect only two registrations pursuant to this Section 2. The Company may elect to use Form S-3 to satisfy either registration pursuant to this Section 2 if (i) such form is available and (ii) the managing underwriter of the offering being underwritten does not believe that the use of such form will impair the pricing or marketing of the securities to be underwritten. Notwithstanding the foregoing, (i) if the Company shall effect a registration at the request of Holders of Series A Stock in which all Registrable Securities which the Holders of Series B Stock request to be included in such registration are not included, the Company shall be obligated to effect one additional registration pursuant to this Section 2 if so requested by Holders of Series B Stock in accordance with Section 2(a) and (ii) if the Company shall effect a registration at the request of Holders of Series A Stock in which all Registrable Securities which the Holders of Series C Stock request to be included in such registration are not included, the Company shall be obligated to effect one additional registration pursuant to this Section 2 if so requested by Holders of Series C Stock in accordance with Section 2(a).

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     (d) Notwithstanding the foregoing, if the Company shall furnish to the
Holders requesting a registration statement pursuant to this Section 2 a certificate signed by the Chief Executive Officer of the Company, stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than six months after receipt of the request of the Initiating Holders; provided, however, that the Company may not exercise this right more than once in any 12-month period.

3.   Company Registration.
     --------------------

     If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock-based incentive plan), the Company shall, at each such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

4.   Obligations of the Company.
     --------------------------

     Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) file with the SEC a registration statement under the Act on Form S-3 or other form appropriate to register the resale of Registrable Securities by the selling Holders;

     (b) use its best efforts, subject to receipt of necessary information from the selling Holders, to cause such Registration Statement to become effective as promptly after filing as practicable;

     (c) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the earlier to occur of (i) 90 days after the effective date of the Registration Statement or
(ii) such time as all Registrable Securities have been sold pursuant thereto;

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     (d) furnish to the selling Holders with respect to the Registrable
Securities registered on the Registration Statement (and to each underwriter, if any, of such Registrable Securities) such number of copies of the Registration Statement and supplements to the prospectus contained therein and such other documents as the selling Holders or underwriter may reasonably request in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the selling Holders;

     (e) use its best efforts to register and qualify the Registrable Securities covered by such Registration Statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

     (f) promptly notify the selling Holders of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

     (g) promptly notify the selling Holders of any request by the SEC after the Registration Statement has become effective for the amending or supplementing of the Registration Statement or prospectus or for additional information;

     (h) prepare and file with the SEC, promptly upon the request of any selling Holder, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for such selling Holder are required under the Act or the rules and regulations thereunder in connection with the distribution of Registrable Securities by such selling Holder, unless counsel for the Company is of the opinion that such amendment or supplement is not so required;

     (i) prepare and promptly file with the SEC and promptly notify the selling Holders of the filing of such amendment or supplement to the Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (j) advise the selling Holders promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the

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Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

     (k) if such registration includes an underwritten public offering or upon written request by any selling Holder or group of selling Holders whose Registrable Securities shall be included in such Registration Statement with an aggregate market value at the date of such request exceeding $5,000,000, furnish on the effective date of the Registration Statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the selling Holder or Holders making such request, covering such matters as such underwriters and selling Holder or Holders may reasonably request and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters and selling Holder or Holders, covering such matters as such underwriters and selling Holder or Holders may reasonably request, in which letters such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the Registration Statement or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Act;

     (l) otherwise comply with all applicable rules and regulations of the SEC;

     (m) provide the selling Holders and any underwriters of Registrable Securities a reasonable opportunity to perform due diligence concerning the Company, including a reasonable opportunity to interview officers and employees of the Company and to review documents relating to the Company;

     (n) make available its officers and employees and otherwise provide reasonable assistance (taking into account the needs of the Company's business) to any underwriters of Registrable Securities in their marketing of Registrable Securities; and

     (o) enter into a customary underwriting agreement with any underwriters of Registrable Securities selected in accordance with Section 2(b) which shall be satisfactory in form and substance to the selling Holders selling Registrable Securities thereunder and shall include representations and warranties, covenants and indemnities of the Company typical in underwriting agreements pertaining to transactions of this type.

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5.   Furnish Information.
     -------------------

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to any selling Holder that such selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be reasonably required to effect the registration of its Registrable Securities and to execute such documents in connection with such registration as the Company may reasonably request.

6.   Expenses of Demand Registration.
     -------------------------------

     All expenses (other than underwriting discounts and commissions) and the fees and disbursements of one special counsel to the selling Holders incurred in connection with the underwriting, registrations, filings or qualifications pursuant to Section 2, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (which Holders shall bear such expenses), unless the Holders of a majority of the Series A Stock, of the Series B Stock and of the Series C Stock, respectively, agree to forfeit their right to one demand registration pursuant to Section 2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.

7.   Expenses of Company Registration.
     --------------------------------

     All expenses (other than underwriting discounts and commissions) and the fees and disbursements of one special counsel to the selling Holders incurred in connection with registrations in which any Holders participate pursuant to
Section 3, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for the Company shall be borne by the Company.

8.   Underwriting Requirements.
     -------------------------

     The Company shall not be required under Section 3 or Section 15, to include any of the Holders' securities in an underwritten offering of the Company's securities unless such Holders accept

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the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company, assuming usual and customary underwriting terms. If the total amount of securities, including Registrable Securities and any other securities of the Company whose holders have registration rights, requested by shareholders (including the Holders) to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, from a pricing or marketing point of view, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not impair the pricing or marketing of the securities to be underwritten (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of Registrable Securities, and other securities of the Company whose holders have registration rights, owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders); provided, however, that in
                                                     -----------------
no event shall the amount of securities of the selling Holders included in the offering be reduced below 20% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the selling Holders and the other such selling holders may be excluded if the underwriters make the determination described above and provided no other shareholder's securities are included.

9.   Delay of Registration.
     ---------------------

     No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

10.  Indemnification.
     ---------------

     In the event any Registrable Securities are included in a registration statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, agents, employees and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact

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contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, partner, officer, agent, employee or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or on behalf of, any such Holder, underwriter or controlling person.

     (b) To the extent permitted by law, each selling Holder severally and not jointly will indemnify and hold harmless the Company, each of its officers, directors, agents or employees, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its partners, agents, employees, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, partner, agent, employee, officer, controlling person, or underwriter, or other such Holder or director, officer, partner, agent, employee or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by, or on behalf of, such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such partner, agent, employee, director, officer, controlling person, underwriter or other Holder, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be

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unreasonably withheld; and provided, further, that each selling Holder shall be liable, under this Section 10(b) for only that amount of losses, claims, damages and liabilities as does not exceed the proceeds to such selling Holder as a result of such registration.

     (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable period of time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 10 to the extent materially prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

     (d) If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omissions.

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     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

11.  Reports Under the Act.
     ---------------------

     With a view to making available to the Holders the benefits of SEC Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

     (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

     (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

     (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

12.  Assignment of Registration Rights.
     ---------------------------------

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

     The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such securities (other than a competitor of the Company) that (a) shall acquire at least one percent (1%) in interest of the Registrable Securities or (b) is a partner or an affiliate of such Holder. Upon such transfer or assignment, such transferee or assignee shall be deemed a "Holder" under this Agreement, provided the Company is, within a reasonable period of time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

13.  Limitations on Subsequent Registration Rights.
     ---------------------------------------------

     Subject to Section 12 hereof, from and after the date of this Agreement, the Company shall not, without the prior written consent of a two-thirds majority in interest of the Holders of the Series A Stock, of the Series B Stock and of the Series B Stock, respectively, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow any registration rights to such holder or prospective holder.

14.  "Market Stand-Off" Agreement.
     ----------------------------

     The Holders severally hereby agree that they each shall not, to the extent requested by the Company and the managing underwriter of a public offering meeting the per share price and gross offering proceeds criteria set forth in
(a) and (b) below, sell or otherwise transfer or dispose of any Registrable Securities or other securities of the Company then beneficially owned for a period reasonably requested by such managing underwriter but not to exceed six months following the effective date of a firm commitment, underwritten public offering by the Company of shares of Common Stock, registered under the Act, (a) at a per share price at which such shares of Common Stock are offered to the public of at least two (2) times the Series B Conversion Price (as defined in the Amended and Restated Articles of Incorporation of the Company, as at any time amended) in effect immediately prior to the closing of such public offering and (b) resulting in gross offering proceeds of at least $15,000,000 (before deduction of underwriters' discounts and commissions and expenses of the offering); provided, however, that all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

     In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the Registrable

Securities of the Holders (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

15.  Form S-3 Registration.
     ---------------------

     In case the Company shall receive from the Holders of at least twenty percent (20%) in interest of the Series A Stock, of the Series B Stock or of the Series C Stock, respectively, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to Registrable Securities, the Company will:

     (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders;

     (b) as soon as practicable, effect such registration and all such reasonable qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 15: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the Holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $2,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 15; provided, however, that the Company shall not utilize this right more than once in any 12-month period; (iv) if the Company has, within the 12-month period preceding the date of such request, already effected one such registration on Form S-3 for the Holders pursuant to this Section 15; (v) if the Company, within the 180-day period preceding the date of such request, has effected a registration of securities in which the Holders of Registrable Securities requesting registration pursuant to this Section 15 were entitled to participate to the fullest extent they desired pursuant to Section 2 or 3; or (vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; and

     (c) subject to the foregoing, file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses (other than underwriting discounts and commissions) incurred in connection with a registration requested pursuant to this Section 15, including, without limitation, all registration, filing, qualification, printing and accounting fees and the reasonable fees and disbursements of counsel for the Company and one special counsel for the Holders, shall be borne by the Company.

16.  Notices.
     -------

     All notices and other communications called for or required by this Agreement shall be in writing to the parties at their respective addresses stated on the first page hereof or on Schedule A hereto, or to such other
                                      ----------
address as a party may subsequently specify and shall be deemed to have been received (i) upon delivery in person, (ii) upon the passage of seventy-two (72) hours following post by first class registered or certified mail, return receipt requested, with postage prepaid, (iii) upon the passage of twenty-four (24) hours following post by overnight receipted courier service, or (iv) upon transmittal by confirmed telex or facsimile provided that if sent by facsimile a copy of such notice shall be concurrently sent by certified mail, return receipt requested and postage prepaid, with an indication that the original was sent by facsimile and the date of its transmittal.

17.  Amendments and Waivers.
     ----------------------

     Any term of this Agreement may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Holders of a two-thirds (2/3) majority in interest of the outstanding Series A Stock, of the outstanding Series B Stock and of the outstanding Series C Stock, respectively. Additional Holders (other than those permitted by Section 12 hereof) may be added to this Agreement with the consent of the Holders of a two-thirds (2/3) majority in interest of the outstanding Series A Stock, of the outstanding Series B Stock and of the outstanding Series C Stock, respectively, by amending Schedule A hereto and adding a signature page executed by such
            ----------
additional Holder. Notwithstanding the foregoing, a purchaser who shall have purchased, at the same price per share at which the Series B Stock is first sold, shares of Series B Stock pursuant to the Series B Convertible Preferred Stock Purchase Agreement dated as of August 15, 1997 may be added to this Agreement as a "Holder" by amending Schedule A hereto and adding a signature
                                    ----------
page executed by such purchaser.

18.  Termination of Registration Rights.
     ----------------------------------

     The registration rights described in sections 2, 3 and 15 shall terminate on the fifth anniversary of the closing of the first firm commitment, underwritten public offering by the Company of shares of Common Stock, registered under the Act, (a) at a per share price at which such shares of Common Stock are offered to the public of at least two (2) times the Series B Conversion Price (as defined in the Amended and Restated Articles of Incorporation of the Company, as at any time amended) in effect immediately prior to the closing of such public offering and (b) resulting in gross offering proceeds of at least $15,000,000 (before deduction of underwriters' discounts and commissions and expenses of the offering). Such registration rights shall sooner terminate with respect to any Investor (or permitted transferee or assignee) who holds less than one percent (1%) of the issued and outstanding Common Stock of the Company (assuming full conversion of all Registrable Securities into Common Stock) and such shares are eligible for resale pursuant to Rule 144 under the Act.

19.  Severability.
     ------------

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

20.  Governing Law.
     -------------

     This Agreement, including all matters of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the State of Washington, as applied to contracts made, executed and to be fully performed in such state by citizens of such state, without regard to its choice of law and conflict of laws rules. The parties hereto agree that the exclusive jurisdiction and venue for any action brought between the parties under this Agreement shall be the state and federal courts sitting in King County, Washington, and each of the parties hereby agrees and submits itself to the exclusive jurisdiction and venue of such courts for such purpose.

21.  Counterparts.
     ------------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22.  Entire Agreement.
     ----------------

     This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof, including that certain Registration Rights Agreement, dated as of October 18, 1996, among the Company and certain Holders.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day first hereinabove written.


           BRIAZZ, INC.


           By:___________________________
              Victor D. Alhadeff,
              Chief Executive Officer


           INVESTORS:



           ___________________________________


           By:________________________________
           Title:

                                   Schedule A
                                   ----------

Common Stock
------------

Victor D. Alhadeff
David Alhadeff
Joy Maimon
Jeffrey Alhadeff


Series A Convertible Preferred Stock
------------------------------------

Benaroya Capital Company, L.L.C.
Chartwell Capital Investors, L.P.
Talon Opportunity Fund, L.P.
Michael Alhadeff
Ken Alhadeff
B.F.P., L.L.C.
Sarkowsky Family Limited Partnership
Craig J. Foley
Kenny Gorelick
Howard Schultz
Whitall Company, Ltd.
Ron Weinstein
Alegra Alhadeff
Alper Living Trust
Norman N. Behar
Joel and Maureen Benoliel
Jeffrey H. Brotman
Keith Grinstein
Leo B. and Florence Helzel Living Trust
Stuart Sloan
Cynthia Stroum
Weinstein Family Partnership
John Meisenbach
James G. Dinan
Richard Loeb
Fredric Alper
Howard P. and Lynn C. Behar
Richard Fersch
Ned Laird
Scott Oki
Gary Schoenfeld
Jeffrey Schoenfeld
Walter Schoenfeld
Gerard and Jody Schwarz
Orin and Janet Smith
The Stanley B. McDonald and Barbara J. McDonald Family Living Trust Kirby B. McDonald
N. Jack Alhadeff

Randal J. Ottinger
Irwin Treiger
Solomon Amon
Dale Behar
Jim Brown
Jeff Cary
Richard Galanti
Mary Moore
William Schwartz
Jon Staenberg
The Jamey D. Kern Trust
The Scott A. McDonald Trust
The Tobey J. Bryant Trust
Jack and Ruth Genauer
Frank Kitchell
Jens Molbak
Greg G. Dollarhyde
Laurence Finegold

Series B Convertible Preferred Stock
------------------------------------

Whitney Equity Partners, L.P.
Jack A. Benaroya
Chartwell Capital Investors, L.P.
Talon Opportunity Fund, L.P.

Series C Convertible Preferred Stock
-------------------------------------
---------------------------------------------------------------------------
Alhadeff, Kenneth
---------------------------------------------------------------------------
Alhadeff, Michael D.
Alhadeff Limited Partnership II
Amon, Solomon
Behar, Dale
Behar, Howard P.
Brotman, Jeffrey H.
Weinstein Family Ltd. Partnership
Whittall Company Ltd.
Sarkowsky Family Limited Partnership
Smith, Orin
Madison Investors
Sloan, Stuart
Whitney Equity Partners, L.P.
Friedenberg, David
Jonsson, Laurie McDonald
John B. Piacentini Trust
The Springs Company
KZ Limited
Laird, Edwin E.

Schoenfeld, Jeffrey
Schultz, Howard
Foley, Craig J.
McDonald, Kirby B.
Kern, Jamey
Alhadeff, Victor D.
YIS Capital, Inc.
Molbak, Jens & Catherine Blair Carleton
Reifler Trading Corp. Retirement Trust
Leo B. & Florence Helzel Living Trust
Benoliel, Joel and Maureen
Coyote Capital Corp., Bear Stearns Securities Corp. Custodian, Master Defined
   Contribution P/S
Plan, Charles J. Palumbo TTEE
Schwarz, Gerard
Gigot, Gary
Brown, James F.
Alhadeff, Kenneth
Alhadeff, Michael D.
Alhadeff Limited Partnership II
Baty Family Partnership, L.L.C.
Benaroya, Jack A.
Benaroya, Jack A.
Benoliel, Joel
Brotman, Jeffrey H.
Brown, James F.
The Tobey J. Bryant Trust
Chartwell Capital Investors, L.P.
Fersch, Richard
Foley, Craig J.
Friedenberg, David
Gigot, Gary
Gorelick, Kenneth
Leo B. & Florence Helzel Living Trust
Jonsson, Laurie McDonald
Kirlan Venture Partners II, LP
Madison Investors
Laird, Edwin E.
Kirby McDonald TTEE for Jamie Kern Trust
McDonald, Kirby B.
Scott McDonald Trust
Stanley B and Barbara McDonald Trust
Michiana Securities LP
1997 Stand By Fund
Sarkowsky Family Limited Partnership
Schoenfeld, Gary
Schoenfeld, Jeffrey
Schoenfeld, Walter
Schultz, Howard
National Securities Corp. Custodian for William A. Schwartz IRA Rollover

Schwarz, Gerard and Jody
Sloan, Stuart
The Springs Company
Stroum, Cynthia
Talon Opportunity Fund, L.P.
Treiger, Irwin L.
Weinstein Family Ltd. Partnership
Weinstein, Ron
Whitney Equity Partners, L.P.
Whittall Company Ltd.
Kern, Jamey
Strategic Restaurant Engineering, Inc.
Schoenfeld, Jeffrey
Fersch, Richard
Amon, Solomon
Alhadeff Limited Partnership II
Behar, Dale & Helen
Alhadeff, Kenneth
Alhadeff, Michael D.
Schultz, Howard
Friedenberg, David
Benaroya, Jack A.
McDonald, Kirby B.
Jonsson, Laurie McDonald
Benoliel, Joel and Maureen
Behar, Howard P.
Foley, Craig J.
Smith, Orin
1984 Brotman Family Trust
Laird, Edwin E.
Tower Venture Fund I, L.L.C.
Whitney Equity Partners, L.P.
Alhadeff, Victor D.
Leo B. & Florence Helzel Living Trust
Reifler Trading Corp. Retirement Trust